UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

Alpha Cognition Inc.

(Exact name of registrant as specified in its charter)

British Columbia	333-278997	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 - 750 West Pender Street Vancouver, British Columbia	V6C 2T8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 604-564-9244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Mr. Jay Yoo

On October 21, 2024, Mr. Jay Yoo tendered his resignation as interim Principal Accounting and Financial Officer of Alpha Cognition Inc. (the “Company”), effective October 21, 2024.

Appointment of Mr. Henry Du

On October 21, 2024, the Company appointed Mr. Henry Du, age 46, to act as the Company’s Vice President of Finance and Accounting and interim Chief Financial Officer effective October 21, 2024.

Mr. Du brings to the Company over 20 years of experience in corporate accounting and finance, with a strong business background in the life science industry. From November 2022 to October 2024, Mr. Du was Sr. Vice President of Accounting and Administration at Amplify Surgical, a medical device company focused on developing innovative endoscopic surgical techniques and spinal implant technologies, where he led the finance and accounting functions, as well as administrative roles including human resources, payroll, compliance, corporate legal, and investor relations. During his tenure there, he was instrumental in helping the company achieve consistent positive EBITDA and profitability, along with doubling average daily operating liquidity. From September 2021 to November 2022, Mr. Du was also VP of Finance and Senior Corporate Controller at HUYABIO International, a leader in globalizing Chinese pharmaceutical innovation, where he established the commercial accounting policy for the company’s product launch in Japan. Prior to HUYABIO, Mr. Du served in leadership roles at Eledon Pharmaceuticals (formerly Novus Therapeutics), a publicly traded clinical-stage biopharmaceutical company from May 2018 to September 2021, United Auto Credit from August 2017 to May 2018, and at Avanir Pharmaceuticals from March 2010 to August 2017.

Mr. Du will receive a base salary of $275,000 per year and will be eligible for a yearly bonus set at 40% of his base salary. In addition to his base compensation, Mr. Du received an initial grant of 800,000 stock options to purchase shares of the Company’s common stock which will vest equally on a quarterly basis over a 12-quarter period, beginning on October 21, 2024 (the “Stock Options”). The Stock Options were granted pursuant to the Company’s 2023 Stock Option Plan.

Mr. Du is not related by family to any director or other officer of the Company. There are no arrangements or understandings between Mr. Du and any other person pursuant to which he was selected as an officer. There are no transactions between the Company and Mr. Du required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA COGNITION INC.

	By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer

Dated: October 24, 2024

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